UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

EPOCH BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22170	91-1311592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)

Registrant’s telephone number, including area code: (425) 482-5555

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events and Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.

     On October 26, 2004, Epoch Biosciences, Inc. issued a press release to report its financial results for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events and Regulation FD Disclosure

     On October 26, 2004, Epoch will make a presentation at the Rodman & Renshaw Techvest Healthcare Conference, whereby it will discuss its operational and financial results and its operational strategy. A copy of this presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     The information in this Current Report on Form 8-K, including Exhibit 99.2, is furnished pursuant to Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Any statements contained in this presentation that refer to future events or other non-historical matters are forward-looking statements. Epoch disclaims any intent or obligation to update any forward-looking statements. Such statements are based on Epoch’s expectations as of the date of this presentation and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, uncertainties and risks related to the timely and successful implementation of Epoch’s strategic initiatives; uncertainties and risks regarding market acceptance of Epoch’s approved products and the impact of competitive products and pricing; uncertainties and risks regarding the continued timely performance by Epoch’s strategic partners of their respective obligations under existing agreements; and such risks and uncertainties as detailed from time to time in Epoch’s public filings with the U.S. Securities and Exchange Commission, including but not limited to Epoch’s Annual Report on Form 10-K for the year ended December 31, 2003, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004, and the Form S-4 filed in conjunction with its proposed merger with Nanogen, Inc, on October 6, 2004.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description
99.1	Press release, dated October 26, 2004
99.2	Slides From Epoch Investor Presentation, dated October 26, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOCH BIOSCIENCES, INC.
October 26, 2004	By:	/s/ Bert W. Hogue
Bert W. Hogue
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated October 26, 2004
99.2	Slides From Epoch Investor Presentation, dated October 26, 2004.